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                                                                   EXHIBIT 10.15

                          Digital Theater Systems, Inc.

            Digital Theater Systems, Inc. 2003 Equity Incentive Plan

                                 OPTION EXERCISE
                                       AND
                            STOCK PURCHASE AGREEMENT

                                  INSTRUCTIONS

1. Read the entire Agreement carefully. This is a legally binding agreement between you and the Company.

2.       ITEMS A - C: insert your name and identifying information.

3.       ITEMS D-G: identify the stock option you want to exercise.

4.       ITEM H: identify how many shares you want to purchase.

5. ITEM I: Calculate the Option Price by multiplying the share number in Item H by the purchase price per share in Item E.

6. ITEM J: Confirm with the Company whether a tax withholding amount should be entered in this space.

7. ITEM K: Add the Option Price in Item I to the tax withholding amount, if any, in Item J. Insert the resulting Purchase Price in Item K.

8.       ITEM L: Identify your approved method of payment for the Shares.

9. SIGNATURES: Sign the Agreement in the space provided on page 10. IMPORTANT NOTE: If you are married, your spouse also is required to sign.

10. Submit your fully completed and signed Agreement, together with payment of the Purchase Price, to [identify department, mailstop or person to receive option forms].



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                          Digital Theater Systems, Inc.

            Digital Theater Systems, Inc. 2003 Equity Incentive Plan

                               OPTION EXERCISE AND
                            STOCK PURCHASE AGREEMENT

                               Date:_____________

OPTIONHOLDER / PURCHASER

(A)      Name:_________________________________________________________________

(B)      Employee number:_______________________________________________________

(C)      Residence address:_____________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

STOCK OPTION

(D)      Option Shares (total) subject to this Option:__________________________

(E)      Purchase Price per Share:______________________________________________

(F)      Grant Date:____________________________________________________________

(G)      Option Control Number:_________________________________________________

OPTION SHARES PURCHASED UNDER THIS AGREEMENT

(H)      Shares purchased:______________________________________________________

(I)      Option Price [ (E) x (H) ]:____________________________________________

(J)      Tax withholding (if applicable):_______________________________________
                                               (to be calculated by Company)

(K)      Purchase Price [ (I) + (J) ]:__________________________________________

PAYMENT  METHOD (select one or more)

(L)      Cash or check (enclosed):______________________________________________

         Wire transfer:_________________________________________________________
                            (Identify sending bank and wire transfer number)

         "Cashless exercise":___________________________________________________
                     (Identify approved NASD broker-dealer and attach agreement)

         Other:_________________________________________________________________
                       (Attach Company approval for other form of payment)

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1.       EXERCISE OF OPTION.

         1.1. I am exercising my right to purchase the number of shares of common stock of Digital Theater Systems, Inc. indicated on Line (H) by exercising the option identified on Lines (D) through (G). The per share purchase price of the option is indicated on Line (E) and the aggregate purchase price of the shares I am purchasing is indicated on Line (I). I acknowledge that I may be responsible for tax withholding on the shares, in which case the aggregate purchase price would be as indicated on Line (K) (which the Company will complete). The shares that I am purchasing by exercising my option are referred to in this agreement as the "Shares". The total purchase price of the shares is referred to in this agreement as the "Purchase Price". I acknowledge that the option I am exercising was issued under and is subject to the rules of the 2003 Equity Incentive Plan of Digital Theater Systems, Inc. (the "Plan").

         1.2. With this signed agreement, I have submitted either (a) cash or a check for the amount of the Purchase Price or (b) irrevocable wire transfer instructions for the Purchase Price, or](c) a certificate or certificates (or designation of such certificates if permitted by the Plan) representing shares of company common stock that I have owned for at least six months if the shares were acquired by me through exercise of an option, and that have a fair market value (as determined in accordance with the Plan) as of this date equal to the Purchase Price, or (d) one or more full recourse promissory notes, approved by the Company, for a face amount equal to the Purchase Price (the "Note"). I recognize that other forms of payment may be permitted by the written approval of the Administrator.

2.       REPRESENTATIONS

         2.1. TAXES. The Company has made no warranties or representations to me with respect to the income tax consequences of the transactions contemplated by this Agreement and I am not relying on the Company or its representatives for an assessment of such tax consequences. I have had adequate opportunity to consult with my personal tax advisor prior to submitting this Agreement to the Company.

         2.2. REPURCHASE. If the Shares are subject to a right of repurchase in favor of the Company at their original purchase price when I cease to provide services for the Company, or if I could be subject to suit under Section 16(b) of the Securities Exchange Act of 1934 with respect to the purchase of the Shares, I will execute and deliver to the Company a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the "Acknowledgment") attached as Exhibit A. I acknowledge that I am primarily responsible for filing any Section 83(b) elections although the Company will, as an accommodation to me and without assuming any liability, file a duplicate election if I promptly provide an executed form with the Acknowledgement and Statement of Decision Regarding
Section 83(b). I will consult with my own tax advisor to determine if there is a comparable election to file

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in the state of where I reside and whether filing a federal or state Section
83(b) election is desirable under my circumstances.

         2.3. DISQUALIFYING DISPOSITIONS OF ISO STOCK. I acknowledge that if the Stock acquired by exercise of an Incentive Stock Option (as defined in Section 2.1 of the Plan) is disposed of within two years after the Grant Date (as defined in the Option Grant) or within one year after such exercise, immediately prior to the disposition I will promptly notify the Company in writing of the date and terms of the disposition and will provide such other information regarding the disposition as the Company may reasonably require.

3.       MISCELLANEOUS PROVISIONS.

         3.1. SUCCESSORS AND ASSIGNS. Subject to the limitations set forth in this Agreement, the benefits and obligations of this Agreement will be binding on the executors, administrators, heirs, legal representatives, successors, and assigns of the parties.

         3.2. COSTS. I will repay the Company for all costs and damages, including incidental and consequential damages and attorney's fees, resulting from any transfer of the Shares which is not in compliance with the provisions of this Agreement.

         3.3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware excluding those laws that direct the application of the laws of another jurisdiction.

         3.4. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until I am notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed to:

                  Digital Theater Systems, Inc.Attention: Chief
                                Financial Officer

at the Company's published principal office location.

         3.5. COMMUNICATIONS. Unless and until I notify the Company in writing to the contrary, all notices, communications, and documents intended for me and related to this Agreement, if not delivered by hand, shall be mailed to my last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and three business days after mailing, if by mail.

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         3.6.     ARBITRATION. All disputes arising out of this Agreement will be finally settled by arbitration in accordance with the then existing rules of the American Arbitration Association. The arbitration will be conducted in the county of Los Angeles. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction over it; provided that nothing in this Agreement shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties agree that service of any notices in the course of such arbitration at their respective addresses as provided for in this agreement shall be valid and sufficient.

         3.7. THIS IS NOT AN EMPLOYMENT CONTRACT. This Agreement is not to be interpreted as a guarantee or contract of continuing employment.

                                       DIGITAL THEATER SYSTEMS

                                       By:    __________________________________

                                       Title: __________________________________

                           I hereby agree to be bound by all of the terms and
conditions of this Agreement and the Plan.

                                       _________________________________________
                                       Purchaser's signature

                                       _________________________________________
                                       Printed name

                           The purchaser's spouse indicates by the execution of
this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares hereby purchased.

                                       _________________________________________
                                       Purchaser's Spouse

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Exhibits

Exhibit 7A Acknowledgment and Statement of Decision Regarding Section 83(b) Election

Exhibit 7B        Section 83(b) Election

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                               ACKNOWLEDGEMENT AND
                              STATEMENT OF DECISION
                        REGARDING SECTION 83(b) ELECTION

                  The undersigned, a purchaser of shares of Common Stock of Digital Theater Systems, Inc. (the "Company") and a party to a Nonqualified Stock Option Purchase Agreement with the Company (the "Agreement"), hereby states as follows:

                  1. I ACKNOWLEDGE RECEIPT OF A COPY OF THE AGREEMENT AND THE MEMORANDUM ENTITLED "TAX CONSEQUENCES OF PURCHASING RESTRICTED STOCK; FILING A
SECTION 83(b) ELECTION." I HAVE CAREFULLY REVIEWED THE AGREEMENT AND THE MEMORANDUM.

                  2. I EITHER [CHECK AS APPLICABLE]:

         __ (a)   have consulted, and have been fully advised by, my tax advisor
                  __________________________, whose business address is

                  ______________________________________________________________

                  _____________________________________________________________,

                  regarding the federal, state, and local tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making elections pursuant to
                  Section 83(b) of the Internal Revenue Code of 1986, (the "Code"), and pursuant to any corresponding provisions of applicable state laws; OR

         __ (b)   have knowingly chosen not to consult such a tax advisor.

               3. I HAVE DECIDED[CHECK AS APPLICABLE]:

         __ (a) to make an election pursuant to Section 83(b) of the Code by filing an election form with the appropriate tax authorities within 30 days of the undersigned's purchase under the Agreement, and am submitting to the Company, together with my executed Agreement, three duplicate copies of executed election forms; OR

         __ (b)   not to make an election pursuant to Section 83(b) of the Code.

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                  I ACKNOWLEDGE THAT, EVEN IF THE COMPANY FILES, OR ENGAGES
ANOTHER PARTY TO FILE, A DUPLICATE SECTION 83(b) ELECTION FORM WITH THE INTERNAL REVENUE SERVICE AS AN ACCOMMODATION TO ME, I HAVE THE PRIMARY RESPONSIBILITY FOR TIMELY FILING ANY SECTION 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE AND ANY STATE REVENUE AUTHORITIES, AND WILL HOLD THE COMPANY AND ITS AGENTS HARMLESS FROM ANY FAILURE TO TIMELY FILE A DUPLICATE COPY OF THE SECTION 83(b) ELECTION.

Date: ______________________                   _________________________________

                                   EXHIBIT 7A

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                          ELECTION UNDER SECTION 83(b)
                          OF THE INTERNAL REVENUE CODE

                  I hereby elect, under Section 83(b) of the Internal Revenue Code, to include in gross income any excess of the fair market value of the property described in paragraph 2, disregarding any lapse restrictions on that property, over the amount I paid for such property, as described below.

         1. My name, address and taxpayer identification number are:

                  Name:                    _____________________________________

                  Address:                 _____________________________________
                                           _____________________________________
                                           _____________________________________

                  Social Security Number:  _____________________________________

         2. The property with respect to which this election is made consists of __________ shares of common stock (the "Shares") of Digital Theater Systems, Inc. (the "Company").

         3. The date on which the Shares were acquired was ______________, 2___, and the taxable year to which this election relates is calendar year
            ____________.

         4. The Shares are subject to the following restrictions: the right of the Company to repurchase the Shares at the lower of the initial purchase price or the price at the date of repurchase. This right lapses based on my continued performance of services over time.

         5. The fair market value of the Shares at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $________ per share.

         6. The amount paid for the Shares was $_______ per share.

         7. A copy of this election has been furnished to the Company. I am the person performing services and the transferee of the Shares.

_______________________________________          _______________________________
Signature                                        Date

The spouse of the taxpayer acknowledges the making of this election.

_______________________________________
Signature

                                                                Regular Election

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                            PROTECTIVE ELECTION UNDER
                   SECTION 83(b) OF THE INTERNAL REVENUE CODE
                            (INCENTIVE STOCK OPTION)

                  I hereby elect, under Section 83(b) of the Internal Revenue Code, to include in gross income, with the effect and under the circumstances described in paragraph 4, any excess of the fair market value of the property described in paragraph 2, disregarding any lapse restrictions on that property, over the amount I paid for such property.

1. My name, address and taxpayer identification number are:

                  Name:                    _____________________________________

                  Address:                 _____________________________________
                                           _____________________________________
                                           _____________________________________
                                           _____________________________________

                  Social Security Number:  _____________________________________

2. The property with respect to which the election is made consists of ______ shares of common stock (the "Shares") of Digital Theater Systems, Inc. (the "Company").

3. The date on which the Shares were acquired was ____________, ____, and the taxable year to which this election relates is ________.

4. The Shares were acquired pursuant to my exercise of an incentive stock option. This filing is therefore made for the purpose of determining the amount of my adjustment under Section 56(b)(3) of the Internal Revenue Code with respect to my purchase of the Shares. This filing will also be effective for regular income tax purposes in the event that the option is determined not to qualify as an incentive stock option or I dispose (as defined in Section 424(c) of the Internal Revenue Code) of the Shares within either period described in Section 422(a)(1) of the Internal Revenue Code.

5. The Shares are subject to the following restrictions: the right of the Company to repurchase the Shares at the lower of the initial purchase price or the price on the date of repurchase. This right lapses based on my continued performance of services].

                                   EXHIBIT 7B

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6. The fair market value of the Shares at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) was $_______ per share.

7. The amount paid for the Shares was $_______ per share.

8. A copy of this election has been furnished to the Company. I am the person performing services and the transferee of the Shares.

_______________________________________          _______________________________
Signature                                        Date of Execution

The spouse of the taxpayer acknowledges the making of this election.

_______________________________________
Signature

                                   EXHIBIT 7B

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                                 SPOUSAL CONSENT

         I acknowledge that I have read the foregoing Option Exercise and Stock Purchase Agreement (the "Agreement") and that I know its contents. I hereby consent to and approve all of the provisions of the Agreement, and agree that the shares of the Common Stock of Digital Theater Systems, Inc. purchased thereunder (the "Shares") and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have in or to them.

                  ____________________________________  Date:___________
                  Signature of Optionee's spouse

                  ____________________________________

                  Spouse's Name - Typed or Printed

                  ____________________________________

                  Optionees's Name - Typed or Printed

                                   EXHIBIT 7B